Rule 497(d)




                                     FT 738

                           Energy Portfolio, Series 13

                Supplement to the Prospectus dated July 16, 2003

         Notwithstanding anything to the contrary in the Prospectus, shares of Cross Timbers Royalty Trust have been removed from Energy Portfolio, Series 13 for certain of the reasons set forth in "Removing Securities from a Trust."

September 1, 2006